Filed Pursuant to Rule 497(a)
File No. 333-204571
Rule 482ad

TCP CAPITAL CORP. ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON SHARES

SANTA MONICA, Calif., April 20, 2017 — TCP Capital Corp. (NASDAQ: TCPC) (the “Company”) today announced that it has priced the public offering of 5,000,000 shares of its common stock at $16.84 per share for total gross proceeds of approximately $84.2 million. The Company has granted the underwriters an option for 30 days to purchase up to an additional 750,000 shares of common stock.  The offering is subject to customary closing conditions and is expected to close on or about April 25, 2017.  The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission (“SEC”) on May 6, 2016.

The Company intends to use the net proceeds from this offering to repay amounts outstanding under its credit facilities (which will increase the funds under the credit facilities available to the Company to make additional investments in portfolio companies in accordance with its investment objective) and for other general corporate purposes.

Wells Fargo Securities, LLC, BofA Merrill Lynch, Raymond James & Associates, Inc., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC are acting as joint book-running managers for the offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing.  The preliminary prospectus supplement dated April 19, 2017, the accompanying prospectus dated May 6, 2016 and the preliminary Statement of Additional Information, or preliminary SAI, incorporated by reference in its entirety in the prospectus supplement, dated the date of the prospectus supplement, which have been filed with the SEC, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus, the preliminary SAI and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus, the preliminary SAI and this press release are not offers to sell any securities of TCPC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering is being made only by means of a preliminary prospectus supplement, the preliminary SAI and an accompanying prospectus, copies of which may be obtained from Wells Fargo Securities, LLC, Attn: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or email: cmclientsupport@wellsfargo.com; BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or e-mail: dg.prospectus_requests@baml.com; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, tel.: (800) 248-8863; Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, NY 10005-2836, tel.: (800) 503-4611 or e-mail: prospectus.CPDG@db.com; or RBC Capital Markets, LLC, Attn: Equity Syndicate, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, email: equityprospectus@rbccm.com, tel.: 877-822-4089.

ABOUT TCP CAPITAL CORP.:

TCP Capital Corp. (NASDAQ: TCPC) is a specialty finance company focused on performing credit lending to middle-market companies as well as small businesses.  TCPC lends primarily to companies with established market positions, strong regional or national operations, differentiated products and services and sustainable competitive advantages, investing across industries in which it has significant knowledge and expertise.  TCPC’s investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company, or BDC, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC, a leading alternative investment manager. For more information, visit www.tcpcapital.com.

FORWARD-LOOKING STATEMENTS:

Prospective investors considering an investment in TCP Capital Corp. should consider the investment objectives, risks and expenses of the Company carefully before investing. This information and other information about the Company are available in the Company’s filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the Company’s website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing.

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the Company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in the “Risks” section of the Company’s prospectus dated May 6, 2016 and its preliminary prospectus supplement dated April 19, 2017 and the Company’s periodic filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the Company’s website at www.tcpcapital.com. Forward-looking statements are made as of the date of this press release, and are subject to change without notice. The Company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

SOURCE:

TCP Capital Corp.

CONTACT:

TCP Capital Corp.
Jessica Ekeberg
310-566-1094
investor.relations@tcpcapital.com